UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 3, 2023

SILVER SPIKE ACQUISITION CORP II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40182	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Madison Avenue Suite 1800
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 212-905-4923

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	SPKB	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SPKBW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	SPKBU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 16, 2023, Silver Spike Acquisition Corp II (“SSPK”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders to be held on March 6, 2023 (the “Extraordinary General Meeting”) to consider and act upon a proposal to extend the date (the “Termination Date”) by which SSPK must complete an initial business combination to June 15, 2023 (the “Articles Extension Date”) and to allow SSPK, without the need for another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis, for up to nine times, by an additional one month each time, after the Articles Extension Date, by resolution of SSPK’s board of directors, if requested by Silver Spike Sponsor II, LLC, a Delaware limited liability company. The Extension Proxy Statement was mailed to SSPK shareholders of record as of February 13, 2023. Shareholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

SSPK intends to open and promptly adjourn the Extraordinary General Meeting until 12:00 PM ET on March 10, 2023 in order to allow additional time for SSPK to engage with its shareholders.  All SSPK shareholders of record as of the close of business on February 13, 2023 are entitled to vote at the Extraordinary General Meeting. SSPK shareholders who have not already voted, or wish to change their vote, are strongly encouraged to submit their proxies as soon as possible. Valid proxies submitted by shareholders prior to the Extraordinary General Meeting will continue to be valid for purposes of the rescheduled Extraordinary General Meeting. For more information on how to vote, please call SSPK’s proxy solicitor, Morrow Sodali, at (800) 662-5200 for shareholders or (203) 658-9400 for bankers and brokers or email SPKB.info@investor.morrowsodali.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2023
SILVER SPIKE ACQUISITION CORP II

	By:	/s/ Scott Gordon
	Name:	Scott Gordon
	Title:	Chief Executive Officer and Chairman